Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

This AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT (this “Amendment”) dated as of June 29, 2021, is by and among Vine Energy Holdings LLC, a Delaware limited liability company (the “Borrower”), the Lenders under the Credit Agreement described below that are party hereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent and Collateral Agent for the Lenders.

PRELIMINARY STATEMENT

WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent and the Lenders are parties to that certain Second Lien Credit Agreement dated as of December 30, 2020 (as amended, restated, amended and restated or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested that certain amendments and modifications be made to the Credit Agreement on the terms and conditions as set forth herein; and

WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requests of the Borrower, in each case, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

Section 1.    Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

Section 2.    Amendment to the Credit Agreement Upon Effective Date. On the date hereof (the “Effective Date”), the Credit Agreement is hereby amended as follows:

(a)    Section 1.01 of the Credit Agreement is hereby amended by the insertion of the following provision in the appropriate alphabetical order:

“Amendment No. 2 Effective Date” means the date on which the conditions to the Effective Date (as defined in the Second Amendment to Credit Agreement) have been satisfied or waived.

“Proved Developed Producing Reserves” shall mean oil and gas mineral interests that, in accordance with Petroleum Industry Standards, are classified as both “Proved Reserves” and “Developed Producing Reserves.”

“Second Amendment to Credit Agreement” means that certain Amendment No. 2 to Second Lien Credit Agreement dated as of June 29, 2021, by and among Vine Energy Holdings LLC, those lenders party thereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent.

(b)    Section 6.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 6.17    Minimum Hedging.

(a)    Subject to Section 6.17(b), the Borrower and/or other Loan Parties shall, on or before the date that is (I) 90 days after the Closing Date or (II) 30 days after the date of delivery of the most recent Reserve Report pursuant to Section 6.02(f), as applicable, enter into Swap Contracts in respect of Hydrocarbons entered into Not For Speculative Purposes the notional volumes for which (when aggregated with other commodity Swap Contracts then in effect) are no less than, as of such date of determination, (I) for the 24-month period following the Closing Date or (II) for the 24-month period following such date of delivery, as applicable, 70% of the reasonably anticipated projected Hydrocarbon production of natural gas from the Borrower’s and other Loan Parties’ total Proved Developed Producing Reserves (as forecast based upon, in the case of clause (I), the Initial Reserve Report or, in the case of clause (II), the most recent Reserve Report delivered pursuant to Section 6.02(f)).

(b)    If the Borrower has made commercially reasonable efforts to obtain the required minimum hedging described above, and has not received offers to provide such levels of Hydrocarbon hedging at quoted rates reflective of market bids and offers for similar secured transactions (as reasonably determined by the Borrower), the Borrower shall be deemed to have complied with the foregoing requirements to the extent that it maintains and/or enters into, as applicable, such levels of commodity hedging at such quoted rates reflective of market bids and offers.

Section 3.    Ratification. Each Loan Party, as a debtor, grantor, pledgor, guarantor or assignor, or in any other similar capacity in which it has granted Liens or acted as an accommodation party or guarantor, as the case may be, hereby ratifies, confirms and reaffirms all of its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Credit Agreement and the other Loan Documents (as amended hereby) related thereto, and, in particular, affirms that, on and after the Effective Date, the terms of the Collateral Documents, and the grants of liens on or security interests in their properties (including the Collateral) pursuant to the Collateral Documents, secure, and will continue to secure, its obligations under the Loan Documents,. Each Loan Party hereby represents and warrants that as of the Effective Date, there are no defenses, setoffs, claims or counterclaims which could be asserted against the Administrative Agent, Collateral Agent or the Lenders arising from or in connection with the Loan Documents.

Section 4.    Certain Representations. Each Loan Party, and by its execution and delivery of this Amendment, does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that as of the date hereof and as of the Effective Date (i) the execution, delivery and performance of this Amendment has been or shall have been, as applicable, duly authorized by all requisite corporate or other organizational action, as applicable, on the part of such Loan

Party, (ii) the Credit Agreement and each other Loan Documents to which it or any of its Subsidiaries is a party constitute or shall constitute, as applicable, valid and legally binding agreements enforceable against the Borrower or such Loan Party, in accordance with their respective terms, except as such enforceability may be limited by Debtor Relief Laws, by general principles of equity and by a covenant of good faith and fair dealing, , (iii) each of the representations and warranties set forth in the Credit Agreement and each other Loan Document is true and correct in all material respects as of the date hereof (except to the extent any such representation or warranty is made as of a specific date, in which case such representation and warranty was true and correct in all material respects as of such date and except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates), and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

Section 5.    Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent shall have received (and by its execution and delivery hereof hereby confirms that it has received) duly executed counterparts of this Amendment from each Loan Party, the Administrative Agent, and the Lenders as of the date hereof.

Section 6.    Governing Law. THIS AMENDMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Section 7.    Miscellaneous. (a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the Credit Agreement, and each reference in each other Loan Document, notice, request, certificate or other document (executed concurrently with or after the execution and delivery of this Amendment) to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment unless the context shall otherwise require; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of any Loan Party or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic imaging (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment; and (e) this Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. The execution and delivery of this Amendment is not intended by the parties to be, and will not be construed or deemed to be, a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document and shall not constitute a novation of any indebtedness or other obligations owing to the Lenders, the Administrative Agent or Collateral Agent under the Credit Agreement (immediately prior to the Effective Date) based on facts or events occurring or existing prior to the execution and delivery of this Amendment, nor shall it extinguish, terminate or impair the obligations or the rights or remedies of the Administrative Agent, Collateral Agent or Lenders under the Credit Agreement or any other Loan Document.

Section 8.    Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto. Nothing herein shall be deemed to entitle the Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

Section 9.    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 10.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders and the Loan Parties and their respective successors and assigns.

Section 11.    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 12.    Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

Section 13.    Further Assurances. The Borrower and each other Loan Party hereby agrees from time to time, as and when reasonably requested by the Administrative Agent, Collateral Agent or the Lenders, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Administrative Agent, Collateral Agent or the Lenders may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment.

Section 14.    Administrative Agent Instruction. By its execution hereof, each of the undersigned Lenders, constituting all of the Lenders party to the Credit Agreement, hereby authorizes and directs the Administrative Agent to execute and deliver this Amendment on the date hereof. Each of the undersigned Lenders hereby represents and warrants to the Administrative Agent that the instruction in this paragraph has been duly authorized, executed and delivered by it and acknowledges, agrees and confirms that (i) the rights and immunities of the Administrative Agent and the Collateral Agent and (ii) the exculpatory, expense reimbursement and indemnification provisions in favor of the Administrative Agent and the Collateral Agent set forth in the Credit Agreement apply to the transactions or other matters contemplated (and requests set forth) in this Amendment, or actions taken by the Administrative Agent and the Collateral Agent in connection herewith.

THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

VINE ENERGY HOLDINGS LLC, as the Borrower

By:	/s/ Wayne B. Stoltenberg
Name:	Wayne B. Stoltenberg
Title:	Executive Vice President and Chief Executive Officer

VINE OIL & GAS GP LLC
BRIX OPERATING LLC
VINE MINERALS LLC
VINE OIL & GAS FINANCE CORP.
VINE OIL & GAS PARENT GP LLC
VINE MANAGEMENT SERVICES LLC
BRIX OIL & GAS HOLDINGS GP LLC
BRIX FEDERAL LEASING CORPORATION
HARVEST ROYALTIES HOLDINGS GP LLC, each as Guarantor

By:	/s/ Wayne B. Stoltenberg
Name:	Wayne B. Stoltenberg
Title:	Executive Vice President and Chief Executive Officer

HARVEST ROYALTIES LLC, as Guarantor

By:	Harvest Royalties Holdings LP
Its:	Sole Member

By:	Harvest Royalties Holdings GP LLC
Its:	General Partner

By:	/s/ Wayne B. Stoltenberg
Name:	Wayne B. Stoltenberg
Title:	Executive Vice President and Chief Executive Officer

[Second Amendment to Credit Agreement Signature Page]

VINE ENERGY OPERATING LP, as Guarantor

By:	Vine Oil & Gas GP LLC
Its:	General Partner

By:	/s/ Wayne B. Stoltenberg
Name:	Wayne B. Stoltenberg
Title:	Executive Vice President and Chief Executive Officer

VINE OIL & GAS PARENT LP, as Guarantor

By:	Vine Oil & Gas Parent GP LLC
Its:	General Partner

By:	/s/ Wayne B. Stoltenberg
Name:	Wayne B. Stoltenberg
Title:	Executive Vice President and Chief Executive Officer

BRIX OIL & GAS HOLDINGS LP, as Guarantor

By:	Brix Oil & Gas Holdings GP LLC
Its:	General Partner

By:	/s/ Wayne B. Stoltenberg
Name:	Wayne B. Stoltenberg
Title:	Executive Vice President and Chief Executive Officer

HARVEST ROYALTIES HOLDINGS LP, as Guarantor

By:	Harvest Royalties Holdings GP LLC
Its:	General Partner

By:	/s/ Wayne B. Stoltenberg
Name:	Wayne B. Stoltenberg
Title:	Executive Vice President and Chief Executive Officer

[Second Amendment to Credit Agreement Signature Page]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and Collateral Agent

By:	/s/ Lisa Hanson
Name:	Lisa Hanson
Title:	Vice President

[Second Amendment to Credit Agreement Signature Page]

FS Credit Income Fund, as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Operations

GN3 SIP Limited, as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Operations

GoldenTree 2004 Trust, as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Operations

GoldenTree Credit Opportunities 2012-1 Financing, Limited, as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Operations

GT NM, L.P., as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Operations

[Second Amendment to Credit Agreement Signature Page]

GTAM 110 Designated Activity Company, as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Operations

Healthcare Employees’ Pension Plan Manitoba, as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Operations

High Yield And Bank Loan Series Trust, as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Operations

Louisiana State Employees Retirement System, as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Operations

[Second Amendment to Credit Agreement Signature Page]

San Bernardino County Employees Retirement Association, as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Operations

San Bernardino County Employees Retirement Association, as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Operations

Syncora Guarantee Inc., as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Operations

Tolleson High Yield Credit, LP. as a Lender By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Operations

[Second Amendment to Credit Agreement Signature Page]